EXHIBIT 10.5


                         THE TRUST COMPANY OF NEW JERSEY
                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                    ARTICLE 1

                       ESTABLISHMENT; PURPOSE; DEFINITIONS

     1.1 ESTABLISHMENT AND EFFECTIVE DATE. The Trust Company of New Jersey, a New Jersey banking corporation (the "Company"), hereby establishes a stock option plan to be known as the Trust Company of New Jersey 2000 Non-Employee Director Stock Option Plan (the "Plan"). The Plan shall become effective as of April 28, 2000, upon the approval of the Company's stockholders at the 2000 Annual Meeting of Stockholders.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to attract qualified personnel to accept positions of responsibility as directors of the Company, to provide incentives for persons to remain on the Board and to induce such persons to maximize the Company's performance during the terms of their options.

     1.3 DEFINITIONS. As used in the Plan, unless the context requires otherwise, the following terms shall have the meanings specified hereinafter.

          (a) "Anniversary Date" shall mean (i) with respect to each Outside Director who has served as an Outside Director for at least one year prior to April 28, 2000, April 28, 2000 and each annual anniversary of such date, provided such person continues to serve on the Board, and (ii) with respect to each Outside Director who has not served as such for at least one year prior to April 28, 2000, the first date on which such person has served as an Outside Director for one year and each of the annual anniversaries of such date, provided such person continues to serve on the Board.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Change in Control Event" shall have the meaning ascribed to such term in Article 11 of the Plan.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall mean the committee of the Board of Directors provided for in Section 3.1 of the Plan.

          (f) "Common Stock" shall mean the Common Stock, par value $2.00 per share, of the Company, or, if another security is substituted for the Common Stock pursuant to the adjustment provisions of Article 7, such other security.

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          (g) "Fair Market Value" shall mean the average of the high and low sales prices of a share of Common Stock on the NASDAQ National Market System on the Grant Date or other relevant date, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Common Stock on the Grant Date or other relevant date; provided, that if in the opinion of the Committee the trading activity of the Common Stock is deemed not to constitute a representative market price, the Committee shall have the discretion to engage an independent party to determine Fair Market Value for this purpose.

          (h) "Grant Date" shall mean the date on which an Option is granted.

          (i) "Option" shall mean the right to purchase one or more shares of Common Stock granted under Article 5 of the Plan.

          (j) "Optionee" shall mean a person to whom an Option has been granted under the Plan.

          (k) "Outside Director" shall mean any member of the Board who, on any of such person's Anniversary Dates, shall not have been compensated (directly or indirectly) by the Company or any of the Company's subsidiaries as an employee during the twelve months preceding such Anniversary Date (other than reimbursement for out-of-pocket expenses or compensation pursuant to the Plan).

          (l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

                                    ARTICLE 2

                         STOCK OPTIONS; SHARES AVAILABLE

     2.1. STOCK OPTION GRANTS. Options shall be granted under the Plan pursuant to Article 5 hereof. All Options granted hereunder shall be non-qualified stock options ("Non-qualified Stock Options").

     2.2 MAXIMUM SHARES AVAILABLE. The maximum aggregate number of shares of Common Stock available for grant under the Plan is 600,000, subject to adjustment pursuant to Article 7 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such shares shall be available for subsequent grant under the Plan.



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                                    ARTICLE 3

                                 ADMINISTRATION

     3.1 COMMITTEE. The Plan shall be administered by a Committee of the Board designated by the Board and consisting solely of members of the Board who are not Outside Directors. If, at any time, all members of the Board are Outside Directors, then, at such time, the Committee shall consist of all of the members of the Board.

     3.2 POWERS OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to calculate the purchase price of the Common Stock covered by each Option; (ii) to interpret the Plan; (iii) to promulgate, amend and rescind rules and regulations relating to the Plan, provided that no such rules or regulations shall be inconsistent with any of the terms of the Plan; (iv) to subject any Option to such additional restrictions and conditions (not inconsistent with the Plan) as may be specified when granting the Option; and (v) to make all other determinations in connection with the administration of the Plan.

     3.3 LIABILITY; INDEMNIFICATION. No member of the Committee shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent such indemnification is permitted by applicable law and to the extent such indemnification is provided in the Company's Certificate of Incorporation and By-laws, as amended from time to time, or under any agreement between any such member and the Company.

                                    ARTICLE 4

                                   ELIGIBILITY

     The only persons who shall be eligible to receive Options under the Plan shall be persons who, on their applicable Anniversary Dates, constitute Outside Directors, provided that each such person has served as an Outside Director for at least one year prior to each of such person's Anniversary Dates.



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                                    ARTICLE 5

                                  STOCK OPTIONS

     5.1 OPTION GRANT. At the close of business on each Anniversary Date of each Outside Director during the term of the Plan, provided that each such Outside Director has served as an Outside Director for at least one year prior to each such Anniversary Date, the Company shall grant to each Outside Director an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment pursuant to Article 7 hereof).

     5.2 OPTION PRICE. The price at which shares of Common Stock shall be purchased under an Option shall be 100% of the Fair Market Value of such shares on the Grant Date.

     5.3 EXPIRATION DATE. Each Option shall cease to be exercisable ten years after the date on which it is granted.

     5.4 EXERCISE OF OPTIONS. Except as provided by Articles 6, 8 and 11, an Option granted to an Outside Director under the Plan shall become exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant.

          (b) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

          (c) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise, provided that the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a Fair Market Value on the date of the exercise equal to the portion of the purchase price being so paid. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax and/or withholding requirements.

          (d) Except as provided in Article 6 herein, no Option may be exercised unless the holder thereof is then a director of the Company.

          (e) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

     5.5 METHOD OF EXERCISE. To the extent permitted by Section 5.4 above, Optionees may exercise their Options from time to time by giving written notice to the Company. The date of exercise shall be the date on which the Company receives an exercise notice. Such notice shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice unless an earlier date shall have been


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mutually agreed upon. At the closing, the Company shall deliver to the Optionee
(or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against either (1) payment in full of the Option price for the number of shares to be delivered, by bank cashier's check, or (2) tender of a number of shares of Common Stock to the Company having a Fair Market Value equal to the Option price times the number of shares being purchased or
(3) a combination of (1) and (2).

                                    ARTICLE 6

                                   TERMINATION

     In the event that an Optionee ceases to serve on the Board for any reason other than cause, death, disability or resignation, all such individual's Options shall terminate three months after the date upon which such service terminates, but in any event, no later than the date upon which the Options expire. If the individual shall voluntarily resign from the Board, or if the Company shall remove the Optionee from the Board by means of a resolution which states that the Optionee is being removed for cause, all such individual's Options shall terminate upon the date on which such Board service shall cease. If the Optionee shall die or become disabled while serving on the Board, all such individual's Options shall (except as otherwise determined by the Committee) terminate one year after the date of death or disability, but in any event, not later than the date upon which the respective Options shall expire. During such period, the Options may be exercised by the Optionee or his personal representatives, next of kin, executors or legatees, as the case may be. No exercise permitted by this Article 6 shall entitle an Optionee or his personal representatives, next of kin, executors or legatees to exercise any portion of any Option beyond the extent to which such Option is exercisable pursuant to the provisions of this Plan on the date such individual's service on the Board terminates.

                                    ARTICLE 7

                          CHANGES IN CAPITAL STRUCTURE

     In the event that there is a change in the capitalization of the Company, such as by reason of a stock dividend, recapitalization, extraordinary dividend of cash or property, stock split-up, combination of shares, or other event which the Committee determines is dilutive, then appropriate adjustments shall be made by the Committee to the number and kind of shares reserved for issuance under the Plan. In addition, the Committee shall make appropriate adjustments to the number and kind of shares subject to outstanding Options and the purchase price per share thereunder shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Article 7. The determination of the Committee as to any adjustment shall be final and conclusive.



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                                    ARTICLE 8

                               MANDATORY EXERCISE

     Notwithstanding anything to the contrary set forth in this Plan, in the event that the Company should adopt a plan of reorganization pursuant to which it shall merge into, consolidate with, or sell its assets to, any other corporation or entity or if the Company should adopt a plan of complete liquidation, the Company may give an Optionee written notice thereof requiring such Optionee or holder either (a) to exercise the Option within thirty days after receipt of such notice including all installments whether or not they would otherwise be exercisable at that date, or (b) to surrender such Option or any unexercised portion thereof. Any portion of such Option which shall not have been exercised in accordance with the provisions of the Plan by the end of such 30-day period shall automatically lapse irrevocably and the Optionee shall have no further rights thereunder.

                                    ARTICLE 9

                                WRITTEN AGREEMENT

     Each award of Options under the Plan will be evidenced by a written agreement setting forth the terms of such Options.

                                   ARTICLE 10

                              LISTING; REGISTRATION

     If, at any time, the listing, registration or qualification of any of the stock subject to Options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, becomes necessary as a condition of or in connection with granting Options under the Plan or the purchase or issue of stock thereunder, the exercise of outstanding Options may be deferred, and the Company shall not be obligated to issue or deliver any shares, until such action can be taken or consent or approval can be obtained at the Company's expense.




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                                   ARTICLE 11

                                CHANGE IN CONTROL

     Notwithstanding any other provision of this Plan, in the event that a "Change in Control Event" occurs, all Options granted hereunder to an Outside Director who has served on the Board for at least three years prior to the occurrence of such Change in Control Event shall become fully exercisable immediately and automatically upon the occurrence of such a Change in Control Event. For purposes of this Plan, the term "Change in Control Event" shall mean any of the following events:

          (i) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company possessing 35% or more of the total voting power of the capital stock of the Company, provided, however, that if such person or group includes any individual who is a member of the Board of Directors at the date of adoption of this Plan, or whose ownership of 35% or more of the Common Stock is approved by 80% of the directors then still in office who were directors at the date of adoption of the Plan, such individual or group ownership shall not constitute a "Change in Control Event";

          (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series or related transactions) of all or substantially all of the assets of the Company; or

          (iii) a change of 25% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election, or nomination for election by stockholders, of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of such 12-month period.

                                   ARTICLE 12

                                  MISCELLANEOUS

     12.1 TAX WITHHOLDING. The Company shall have the right to require Optionees or their respective beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy Federal, state and local withholding tax requirements.



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     12.2 TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the
Optionee otherwise than by will or under the laws of descent and distribution. Notwithstanding the foregoing, an Optionee may, at any time prior to death, assign all or any Options granted to him to the trustee of a trust for the primary benefit of the Optionee's spouse or lineal descendants. If such assignment is made, the spouse or lineal descendants shall be entitled to all of the rights of the Optionee with respect to the assigned Options, and such Options shall continue to be subject to all of the terms, conditions and restrictions applicable to the Options, as set forth in the applicable Option agreement, as if the director were still the Option holder. Any such assignment shall be permitted only if (i) the Optionee does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option agreement as approved by the Committee. Any such assignment shall be evidenced by such written documentation executed by the Optionee as the Committee may approve, and a copy thereof shall be delivered to the Committee on or prior to the effective date of the assignment.

     12.3 OPTIONEE'S RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a stockholder of the Company with respect to any shares subject to an Option until the Option has been exercised and the certificate with respect to the shares purchased upon exercise of the Option has been duly issued and registered in the name of the Optionee.

     12.4 TERM. No Option shall be granted under the Plan more than ten (10) years after the date on which the Board adopts the Plan.

     12.5 ADOPTION AND RATIFICATION. This Plan has been adopted by the Board subject to the ratification by the shareholders of the Company at the Company's 2000 Annual Meeting of Stockholders. This Plan shall terminate unless ratified by the stockholders within one year of adoption by the Board.

     12.6 TERMINATION AND AMENDMENT. The Board may at any time terminate or amend the Plan or any Option then outstanding as it may deem advisable; provided, however, that no such amendment may be made without stockholder approval if such approval is required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"). No termination or amendment may, without the consent of the Optionee to whom an Option has been granted, adversely affect the rights of such individual under such Option. In no event may the provisions of this Plan relating to the amount of shares covered by Options, the exercise price of Options or the timing of Option grants or exercises be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder, unless permitted by Rule 16b-3.

     12.7 GOVERNING LAW. This Plan and all agreements entered into hereunder shall be governed by and construed under the laws of the State of New Jersey.

     12.8 NO RIGHT TO BOARD SERVICE. Nothing in the Plan or in any written agreement entered into pursuant to the Plan, nor the grant of any Option, shall confer upon any Outside


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Director any right to continue as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement.

     12.9 COMPLIANCE WITH SECTION 16(B). It is the intent of the Company that the Plan and any Option granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that Options will be entitled to the benefits of Rule 16b-3. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to individuals who are or may be subject to Section 16 of the Act.



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